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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549

                           FORM 8-K

                        CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
  August 15, 2006
--------------------------------------------------------------

                   CREDO Petroleum Corporation
______________________________________________________________
     (Exact name of registrant as specified in its charter)

         Colorado                0-8877         84-0772991
______________________________________________________________
(State or other jurisdiction  (Commission    (IRS Employer
     of incorporation)        File Number)  Identification No.)

  1801 Broadway, Suite 900  Denver, Colorado       80202
______________________________________________________________
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:
  (303) 297-2200
______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02  Departure of Directors or Principal Officers

           David W. Vreeman has resigned as Vice President and
           Chief Financial Officer.

Item 5.02  Appointment of Principal Officers

           CREDO Announces Financial and Accounting Personnel
           Changes and the Appointment of David E. Dennis Chief
           Financial Officer.


______________________________________________________________

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CREDO PETROLEUM CORPORATION
                           (Registrant)

Date:  August 15, 2006     By:  /s/ James T. Huffman
                               ---------------------------
                               James T. Huffman
                               President and Chief Executive
                               Officer
                               (Principal Executive Officer)

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NEWS RELEASE

FOR IMMEDIATE RELEASE          Contact: James T. Huffman
                                        President and CEO
                                        www.credopetroleum.com

   CREDO ANNOUNCES FINANCIAL AND ACCOUNTING PERSONNEL CHANGES
       Increased Regulatory Compliance Requirements Drive
                      Re-Alignment of Staff

DENVER, COLORADO, August 15, 2006 -- CREDO Petroleum Corporation
(NASDAQ: CRED) today announced changes in its financial and accounting department responsibilities in response to increased regulatory demands, including Sarbanes-Oxley compliance.

James T. Huffman, President and Chief Executive Officer, stated, "We have been working throughout the year to implement the requirements of the new Sarbanes-Oxley regulations and expect to be in full compliance by fiscal year end as required by law. Our objective is to both comply with the new regulations and, to the extent possible, control the cost of compliance. To meet that objective, we have re-aligned the duties and responsibilities of our accounting and financial staff by modifying our Chief Financial Officer's role to a part time position and adding a full time Manager of Regulatory Compliance."

"Our company has financial management expertise at the CEO level because I am a certified public accountant with a strong financial background," Huffman said. "As in the past, I will continue to be responsible for investor relations, capital allocation decisions and strategic investing. The Chief Financial Officer will now be primarily responsible for oversight of financial reporting and accounting. The Manager of Regulatory Compliance, who will report to the Chief Financial Officer, will manage the company's financial compliance, including providing significant direction to the accounting and information technology departments."

David E. Dennis has been elected to the position of Chief Financial Officer. Mr. Dennis is a certified public accountant with over 30 years of experience in public accounting, corporate and individual taxation and forensic accounting. He holds Bachelor of Science and Masters of Business Administration degrees from the University of Southern California. Mr. Dennis has a broad range of experience including industry, public accounting auditing and consulting, and private accounting and consulting. Formerly with PricewaterhouseCoopers as Director in charge of the Rocky Mountain Region consulting practice, Mr. Dennis also was previously a partner in the firm of Holben, Dennis & Company where he performed concurring partner reviews for SEC engagements. He is presently in private practice.

"I have known Dave Dennis for many years dating back to his tenure at Coopers and Lybrand," Huffman said. "Dave's background ideally qualifies him to provide oversight of our financial reporting and accounting."

Alford B. Neely will become the company's Manager of Regulatory Compliance. Mr. Neely served as the company's Chief Financial Officer from 1998 through 2000, before leaving to pursue personal business interests. Mr. Neely has worked in public accounting and has held senior level accounting and systems management positions in industry.

"Al Neely is a known quantity to CREDO and he brings a strong background in both accounting and information technology management", Huffman said. "His systems management background is particularly important to our ongoing Sarbanes-Oxley compliance program. In addition, we are experiencing increasing regulation at many levels in our business, and Mr. Neely will be responsible for setting up and monitoring compliance systems and controls.
We were disappointed when Al chose to pursue personal business interests in 2000, and we are now very pleased to bring him back to CREDO."

          *          *          *          *          *

Contact:  James T. Huffman
          President and CEO
          303-297-2200
Web Site: www.credopetroleum.com

CREDO Petroleum Corporation is a publicly traded independent energy company headquartered in Denver, Colorado. The company is engaged in the exploration for and the acquisition, development and marketing of natural gas and crude oil in the Mid-Continent and Rocky Mountain regions. The company's stock is traded on the NASDAQ System under the symbol "CRED" and is quoted daily in the "NASDAQ Capital Market" section of The Wall Street Journal.

This press release includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included in this press release, other than statements of historical facts, address matters that the company reasonably expects, believes or anticipates will or may occur in the future. Such statements are subject to various assumptions, risks and uncertainties, many of which are beyond the control of the company. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those described in the forward-looking statements. Investors are encouraged to read the "Forward-Looking Statements" and "Risk Factors" sections included in the company's 2005 Annual Report on Form 10-K for more information. Although the company may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.